UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2017

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12377 Merit Drive Suite 1700 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 7, 2017, EXCO Resources, Inc. (the “Company”) borrowed approximately $88 million under its Amended and Restated Credit Agreement, dated as of July 31, 2013, by and among the Company, as borrower, certain of its subsidiaries, as guarantors, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (as amended from time to time, the “Revolving Credit Facility”), representing the remaining undrawn amount available under the Revolving Credit Facility. These funds are intended to be used for general corporate purposes.

As of September 7, 2017, following the funding of this borrowing, the aggregate principal amount of borrowings under the Revolving Credit Facility were approximately $150.0 million, including letters of credit, and the Company’s current cash balance was approximately $145.0 million. These new borrowings initially bear interest at 6.50%.

For additional information about the Revolving Credit Facility, see the applicable discussions under Item 1.01 of our Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 23, 2013, September 4, 2013, July 18, 2014, October 27, 2014, February 12, 2015, July 28, 2015, October 22, 2015 and March 15, 2017, which such discussions of the Revolving Credit Facility and its amendments are incorporated herein by reference.

Item 8.01 Other Events.

On September 7, 2017, the Company issued a press release announcing the borrowing under the Revolving Credit Facility and the retention of PJT Partners LP and Alvarez & Marsal North America, LLC to advise as to strategic alternatives related to the Company’s capital structure. The Company retained Kirkland & Ellis, LLP in mid-2016 and plans to continue the engagement for the purposes of evaluating strategic alternatives. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press release, dated September 7, 2017, issued by EXCO Resources, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXCO RESOURCES, INC.
Date: September 7, 2017

	By:	/s/ Heather L. Lamparter
	Name:	Heather L. Lamparter
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated September 7, 2017, issued by EXCO Resources, Inc.